                                                                      Exhibit 21

                           REGISTRANT'S SUBSIDIARIES

Corporations and Limited Liability Companies
--------------------------------------------

Cornerstone Insurance Company, a Cayman Islands corporation

Vencor Operating, Inc., a Delaware corporation

     Vencor Hospitals East, L.L.C., a Delaware limited liability company

     Vencor Hospitals West, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers East, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers West, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers South, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers North, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers Central, L.L.C., a Delaware limited liability company

     Vencor Nevada, L.L.C., a Delaware limited liability company

     Vencor Holdings, L.L.C., a Delaware limited liability company

     Vencor Investment Company, a Delaware corporation

     Ventech Systems, Inc., a Delaware corporation

     Vencare, Inc., a Delaware corporation

          Vencor Hospice, Inc., a Kentucky corporation

          MedAssure, L.L.C., a Kentucky limited liability company (1)

     Vencor Facility Services, Inc., a Delaware corporation

     Vencor Insurance Holdings, Inc., a Delaware corporation

          Vencor Provider Network, Inc., a Delaware corporation

     Vencor Pediatric Care, Inc., a Delaware corporation

     Vencor Home Care Services, Inc., a Delaware corporation

     Ledgewood Health Care Corporation, a Massachusetts corporation (1)

     Medisave Pharmacies, Inc., a Delaware corporation

          Medisave of Tennessee, Inc., a Delaware corporation

          American X-Rays, Inc., a Louisiana corporation

          First Rehab, Inc., a Delaware corporation

          Advanced Infusion Systems, Inc., a California corporation

     Vencare Rehab Services, Inc., a Delaware corporation

          Health Care Holdings, Inc., a Delaware corporation

               Health Care Technology, Inc., a Delaware corporation

          Helian Health Group, Inc., a Delaware corporation

               Helian ASC of Northridge, Inc., a California corporation

                    MedEquities, Inc., a California corporation

               Helian Recovery Corporation, a California corporation

                    Recovery Inns of America, Inc., a California corporation

               VC - OIA, Inc., an Arizona corporation

               Palo Alto Surgecenter Corporation, a California corporation

               VC - TOCH, Inc., an Arizona corporation

     Horizon Healthcare Services, Inc., a Georgia corporation

               Tunstall Enterprises, Inc., a Georgia corporation

     PersonaCare, Inc., a Delaware corporation

               Lafayette Health Care Center, Inc., a Georgia corporation

               PersonaCare Living Center of Clearwater, Inc., a Delaware corporation

               PersonaCare of Bradenton, Inc., a Delaware corporation

               PersonaCare of Clearwater, Inc., a Delaware corporation

               PersonaCare of Connecticut, Inc., a Connecticut corporation

                    Courtland Gardens Health Center, Inc., a Connecticut corporation

                    Homestead Health Center, Inc., a Connecticut corporation

                    Stamford Health Facilities, Inc., a Connecticut corporation

               PersonaCare of Georgia, Inc., a Delaware corporation

               PersonaCare of Huntsville, Inc., a Delaware corporation

          PersonaCare of Little Rock, Inc., a Delaware corporation

          PersonaCare of Ohio, Inc., a Delaware corporation

          PersonaCare of Owensboro, Inc., a Delaware corporation

          PersonaCare of Pennsylvania, Inc., a Delaware corporation

          PersonaCare of Pompano East, Inc., a Delaware corporation

          PersonaCare of Pompano West, Inc., a Delaware corporation

          PersonaCare of Reading, Inc., a Delaware corporation

          PersonaCare of San Antonio, Inc., a Delaware corporation

          PersonaCare of San Pedro, Inc., a Delaware corporation

          PersonaCare of Shreveport, Inc., a Delaware corporation

          PersonaCare of St. Petersburg, Inc., a Delaware corporation.

          PersonaCare of Warner Robbins, Inc., a Delaware corporation

          PersonaCare of Wisconsin, Inc., a Delaware corporation

          PersonaCare Properties, Inc., a Georgia corporation

          Tucker Nursing Center, Inc., a Georgia corporation

     Respiratory Care Services, Inc., a Delaware corporation

     TheraTx Health Services, Inc., a Delaware corporation

          TheraTx Rehabilitation Services, Inc., a Delaware corporation

     TheraTx Healthcare Management, Inc., a Delaware corporation

     TheraTx Management Services, Inc., a California corporation

     TheraTx Medical Supplies, Inc., a Delaware corporation

     TheraTx Staffing, Inc., an Illinois corporation

     VC - WM, Inc., a Florida corporation

Transitional Hospitals Corporation, a Nevada corporation

     Community Psychiatric Centers of Oklahoma, Inc., an Oklahoma corporation

     Community Psychiatric Centers Properties of Oklahoma, Inc., an Oklahoma corporation

     CPC of Georgia, Inc., a Georgia corporation

               Peachtree - Parkwood Hospital, Inc., a Georgia corporation

          Interamericana Health Care Group, a Nevada corporation

               Caribbean Behavioral Health Systems, Inc., a Nevada corporation

          Transitional Hospitals Corporation, a Delaware corporation

               JB Thomas Hospital, Inc., a Massachusetts corporation

               THC - Chicago, Inc., an Illinois corporation

                    THC - North Shore, Inc., an Illinois corporation

               THC - Hollywood, Inc., a Florida corporation

               THC - Houston, Inc., a Texas corporation

               THC - Minneapolis, Inc., a Minnesota corporation

               THC - Orange County, Inc., a California corporation

               THC - San Diego, Inc., a California corporation

               THC - Seattle, Inc., a Washington corporation

               Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

               Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

               Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

               Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation

               Transitional Hospitals Corporation of Tampa, Inc., a Florida corporation

               Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

               Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

          Transitional Hospitals Corporation of Michigan, Inc., a Michigan corporation

          Community Psychiatric Centers of Arkansas, Inc., an Arkansas corporation

          Community Psychiatric Centers of California, a California corporation

               Community Psychiatric Centers Properties Incorporated, a California corporation

                    CPC Investment Corp., a California corporation

                    CPC Properties of Illinois, Inc., an Illinois corporation

                    CPC Properties of Missouri, Inc., a Missouri corporation

          Community Psychiatric Centers of Florida, Inc., a Florida corporation

          Community Psychiatric Centers of Idaho, Inc., an Idaho corporation

          Community Psychiatric Centers of Indiana, Inc., an Indiana corporation

          Community Psychiatric Centers of Kansas, Inc., a Kansas corporation

          Community Psychiatric Centers of Mississippi, Inc., a Mississippi corporation

          Community Psychiatric Centers of Missouri, Inc., a Missouri corporation

          Community Psychiatric Centers of North Carolina, Inc., a North Carolina corporation

          Community Psychiatric Centers of Utah, Inc., a Utah corporation

          Community Psychiatric Centers Properties of Texas, Inc., a Texas corporation

          Community Psychiatric Centers Properties of Utah, Inc., a Utah corporation

          C.P.C. of Louisiana, Inc., a Louisiana corporation

          CPC Managed Care Health Services, Inc., a Delaware corporation

               Community Behavioral Health System, Inc., a Louisiana corporation

          CPC Properties of Arkansas, Inc., an Arkansas corporation

          CPC Properties of Indiana, Inc., an Indiana corporation

          CPC Properties of Kansas, Inc., a Kansas corporation

          CPC Properties of Louisiana, Inc., a Louisiana corporation

          CPC Properties of Mississippi, Inc., a Mississippi corporation

          CPC Properties of North Carolina, Inc., a North Carolina corporation

          Florida Hospital Properties, a Florida corporation

          Old Orchard Hospital, Inc., an Illinois corporation

Partnerships
------------

Vencor Hospitals Limited Partnership, a Delaware limited partnership

Vencor Nursing Centers Limited Partnership, a Delaware limited partnership

Vencor Nursing Centers Central Limited Partnership, a Delaware limited partnership

Vencor Home Care and Hospice Indiana Partnership, an Indiana general partnership

     ProData Systems, Inc., an Alabama corporation

Stamford Health Associates, L.P., a Connecticut limited partnership

Foothill Nursing Company Partnership, a California general partnership (1)

Fox Hill Village Partnership, a Massachusetts general partnership (1) Starr Farm Partnership, a Vermont general partnership (1)

Hillhaven-MSC Partnership, a California general partnership (1)

Visiting Nurse Advanced Infusion Systems - Anaheim, a California general partnership (1)

Pharmaceutical Infusion Therapy, a California general partnership (2)

California Respiratory Care Partnership, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Colton, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Newbury Park, a California general partnership (2)

Northridge Surgery Center, Ltd., a California limited partnership (2)

VNA/CPS Pharmaceutical Services, a California general partnership (3)

Northridge Surgery Center Development Ltd., a California limited partnership (4)

Recovery Inn of Menlo Park, L.P., a California limited partnership (5)


(1)  Only fifty percent (50%) is owned by one of the Registrant's subsidiaries

(2) Only fifty-one percent (51%) is owned by one or more of the Registrant's subsidiaries

(3) Only forty-six percent (46%) is owned by one of the Registrant's subsidiaries

(4) Only forty-three percent (43%) is owned by one of the Registrant's subsidiaries

(5) Only fifty-eight percent (58%) is owned by one the Registrant's subsidiaries